THE MANAGERS FUNDS

Supplement dated September 26, 2001 to the Prospectus and Statement of Additional Information dated May 1, 2001

The following information supersedes that contained in the Prospectus and Statement of Additional Information with respect to the following Fund:

MANAGERS INTERMEDIATE BOND FUND
-------------------------------

Effective September 26, 2001, Metropolitan West Asset Management, LLC ("Metropolitan West"), located at 11766
Wilshire Boulevard, Suite 1580, Los Angeles, California
90025, replaced Standish Mellon Asset Management Company, LLC ("Standish Mellon") as the sub-adviser for Managers
Intermediate Bond Fund. Metropolitan West will be paid 0.25% per annum of the average daily net assets that Metropolitan West manages (i.e., the same fee rate as was previously paid to Standish Mellon for managing the Fund).

Metropolitan West applies five value added strategies in a measured and diversified fashion to select fixed-income securities which they believe will produce consistent performance while maintaining volatility and duration in line with an appropriate benchmark, currently the Lehman
Brothers Intermediate Government/Credit Index. These five strategies are duration management, yield curve management, sector management, security selection and execution. Metropolitan West combines a top-down macroeconomic analysis with fundamental research in selecting securities for the Fund.

As of June 30, 2001, Metropolitan West had approximately $14 billion in assets under management. Metropolitan West was formed in 1996 and is majority-owned by the employees of Metropolitan West and minority-owned by Metropolitan West Financial.

Tad Rivelle leads a team of portfolio managers who will manage Managers Intermediate Bond Fund for Metropolitan West. Mr. Rivelle is the Chief Investment Officer and a founder of Metropolitan West.

September 26, 2001

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